SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 24, 2003
                                                           -------------


                        General DataComm Industries, Inc.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                         1-8086                06-0853856
      --------                         ------                ----------
 (State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)                 File Number)        Identification No.)


             Naugatuck, Connecticut                        06770
             ----------------------                        -----
     (Address of Principal Executive Offices)            (Zip Code)



        Registrant's telephone number, including area code (203) 729-0271
                                                           --------------



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

The Registrant is conducting its business as a debtor-in-possession under the Federal Bankruptcy Code. All shareholders should have received the Company's Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Court in Respect to Amended Joint Plan of Reorganization dated June 24, 2003 (the "Plan"). Interested parties may obtain a copy of the Plan by contacting William
G. Henry, Vice President of Finance and Administration, at the Company.

The Registrant has been unable to prepare certified financial statements for its fiscal years ended September 30, 2001 and 2002 because of its limited cash resources. However, the Registrant is required to file periodic reports of its operations and financial condition with the Bankruptcy Court and the U.S. Trustee. Each such report covers a monthly period and contains an income statement, balance sheet and statement of cash receipts and disbursements, all of which are unaudited, but certified by an officer of the Registrant. Once filed, such reports are publicly available for inspection at www.deb.uscourts.gov. However, since the reports are filed separately for the Registrant and each of its U.S. subsidiaries that have filed petitions under the Bankruptcy Code, and as a result, it is difficult to determine and evaluate consolidated operating results, the Registrant is filing with this Form 8-K as supplemental information an unaudited consolidated balance sheet, income statement, and schedule of cash receipts and disbursements for the months of February, March, April and May 2003 (prior months were previously submitted on Form 8-K).


Item 7.  Exhibits

         99.1 Unaudited consolidated financial reports for February 2003, which include the Company's U.K. subsidiary, which is not part of the bankruptcy but is in liquidation.

         99.2 Unaudited consolidated financial reports for March 2003, which include the Company's U.K. subsidiary, which is not part of the bankruptcy but is in liquidation.

         99.3 Unaudited consolidated financial reports for April 2003, which include the Company's U.K. subsidiary, which is not part of the bankruptcy but is in liquidation.

         99.4 Unaudited consolidated financial reports for May 2003, which include the Company's U.K. subsidiary, which is not part of the bankruptcy but is in liquidation.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            General DataComm Industries, Inc.
                                            ---------------------------------
                                                      (Registrant)


                                            By: /S/ WILLIAM G. HENRY
                                                William G. Henry
                                                Vice President and
                                                Principal Financial Officer



Dated:   July 23, 2003











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